Exhibit  32.2



Certification of Chief Financial Officer

CERTIFICATION PURSUANT TO
SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)



         In connection with the Annual Report of DGSE Companies, Inc. (the "Company") on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 14, 2005                     By  /s/ John Benson
                                            ------------------------------------
                                            John Benson, Chief Financial Officer